Debt and Other Financing Arrangements	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt and Other Financing Arrangements
12.	Debt and Other Financing Arrangements

	(in thousands)
	December 31,
	2014	2013
Industrial revenue bonds:
0.17% to 0.24%, variable, due from 2015 to 2040	$1,026,935	$1,030,200
Notes, 5.75%, due 2017	600,000	600,000
Notes, 5.85%, due 2018	500,000	500,000
Notes, 4.125%, due 2022	600,000	600,000
Notes, 4.0%, due 2023	500,000	500,000
Notes, 6.40%, due 2037	650,000	650,000
Notes, 5.20%, due 2043	500,000	500,000

	4,376,935	4,380,200
Less current maturities	(16,335)	(3,300)

	$4,360,600	$4,376,900

Annual aggregate long-term debt maturities are: $16.3 million in 2015; none in 2016; $600.0 million in 2017; $500.0 million in 2018; none in 2019 and $3.261 billion thereafter.

In October 2014, Nucor issued approximately $300 million of commercial paper to partially fund the acquisition of Gallatin. As of December 31, 2014, $151.4 million was outstanding under the commercial paper program with a weighted average interest rate of 0.30% (none at December 31, 2013). All outstanding commercial paper instruments mature within 90 days, the balance of which is presented in short-term debt in the consolidated balance sheet.

In 2013, Nucor issued $500.0 million of 4.00% notes due in 2023 and $500.0 million of 5.20% notes due in 2043. Net proceeds of the issuances were $991.5 million. Costs of $8.5 million associated with the issuances were capitalized and are being amortized over the life of the notes.

Nucor amended its $1.50 billion unsecured revolving credit facility in 2013 to extend the maturity date from December 2016 to August 2018. The unsecured revolving credit facility provides up to $1.50 billion in revolving loans and allows up to $500.0 million in additional commitments at Nucor’s election in accordance with the terms set forth in the credit agreement. Up to the equivalent of $850.0 million of the credit facility is available for foreign currency loans, up to $500.0 million is available for the issuance of letters of credit and up to $500.0 million is available for the issuance of revolving loans for Nucor subsidiaries in accordance with terms set forth in the credit agreement. The credit facility provides for a pricing grid based upon the credit rating of Nucor’s senior unsecured long-term debt and, alternatively, interest rates quoted by lenders in connection with competitive bidding. The credit facility includes customary financial and other covenants, including a limit on the ratio of funded debt to capital of 60%, a limit on Nucor’s ability to pledge the Company’s assets and a limit on consolidations, mergers and sales of assets. As of December 31, 2014, Nucor’s funded debt to total capital ratio was 36%, and Nucor was in compliance with all covenants under the credit facility. No borrowings were outstanding under the credit facility as of December 31, 2014 and 2013.

Harris Steel has credit facilities totaling approximately $30.2 million, with $1.5 million outstanding at December 31, 2014 (none at December 31, 2013). In addition, the business of Nucor Trading S.A. is financed by uncommitted trade credit arrangements with a number of European banking institutions. As of December 31, 2014, Nucor Trading S.A. had outstanding borrowings of $54.6 million, which is presented in short-term debt in the consolidated balance sheets ($29.2 million at December 31, 2013). In addition, $38.5 million of the amount outstanding at December 31, 2014 ($29.1 million at December 31, 2013) was guaranteed by Nucor, the fair value of such guarantee is immaterial. If Nucor Trading S.A. fails to pay when due any amounts for which it is obligated, Nucor could be required to pay such amounts pursuant to and in accordance with the terms of the guarantee. Nucor has not recorded any liability associated with the guarantee.

Letters of credit totaling $42.2 million were outstanding as of December 31, 2014, related to certain obligations, including workers’ compensation, utilities deposits and credit arrangements by Nucor Trading S.A. for commitments to purchase inventories.